FIRST EAGLE FUNDS

First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Value Fund
First Eagle Gold Fund
First Eagle Fund of America

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED JULY 14, 2006
TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2006

      This Supplement is intended to highlight certain changes to the Statement of Additional Information dated March 1, 2006. Please review these matters carefully.

COMPUTATION OF NET ASSET VALUE

      The third paragraph of the section of the Statement of Additional Information titled Computation of Net Asset Value has been replaced and will now read as follows:

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.). Forward currency contracts are valued at the current cost of covering or offsetting such contracts.

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      The information in this Supplement modifies the First Eagle Funds' Statement of Additional Information dated March 1, 2006. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Statement of Additional Information entitled “Computation of Net Asset Value.”